                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported):
                                 AUGUST 2, 1999



                            LAMAR ADVERTISING COMPANY
             (Exact name of registrant as specified in its charter)


          DELAWARE                                   0-20833                                 72-1449411
(State or other jurisdiction                     (Commission File                          (IRS Employer
      of incorporation)                               Number)                            Identification No.)


             5551 CORPORATE BOULEVARD, BATON ROUTE, LOUISIANA 70808
              (Address of principal executive offices and zip code)



                                 (225) 926-1000
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

         Lamar Advertising Company has announced its operating results for the second quarter ended June 30, 1999. Filed herewith as Exhibit 99.1 is a copy of a press release that was issued on August 2, 1999 describing these results.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

           (c)    Exhibits.

                  99.1 Press release issued by the registrant on August 2, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 2, 1999                  LAMAR ADVERTISING COMPANY


                                       By: /s/ KEVIN P. REILLY, JR.
                                           -------------------------------------
                                           Kevin P. Reilly, Jr.
                                           President and Chief Executive Officer

                               INDEX TO EXHIBITS

 EXHIBIT
 NUMBER          DESCRIPTION
- --------         -----------
  99.1           Press release issued by the registrant on August 2, 1999